ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

(the “Morningstar Portfolios”)

Supplement dated September 9, 2020

to the

Summary Prospectuses, Statutory Prospectus and Statement of Information for the Morningstar Portfolios,

each dated April 30, 2020

Effective July 31, 2020, Andrew Lill no longer serves as a Portfolio Manager of the Morningstar Portfolios. Therefore, all references to Mr. Lill in the Summary Prospectuses, Statutory Prospectus and Statement of Information are hereby deleted as of that date.

Investors Should Retain This Supplement for Future Reference